PRELIMINARY COPIES

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


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[X]   Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Rockport Healthcare Group, Inc.
                        -------------------------------
                (Name of Registrant as Specified in Its Charter)


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          statement number, or the Form or Schedule and the date of its filing.

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
                         ROCKPORT HEALTHCARE GROUP, INC.
                        50 BRIAR HOLLOW LANE, SUITE 515W
                              HOUSTON, TEXAS 77027

                                 --------------

                                 August 28, 2002


To Our Shareholders:


     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Rockport Healthcare Group, Inc., which will be held on October 9, 2002, beginning at 9:00 a.m., Central Time, at our office located at 50 Briar Hollow Lane, Suite 515W, Houston, Texas 77027.

     Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

     It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.


                                           Sincerely yours,

                                           By Order of the Board of Directors




                                           Larry K. Hinson
                                           Secretary

Houston, Texas
August 28, 2002

                        ROCKPORT HEALTHCARE GROUP, INC.
                        50 BRIAR HOLLOW LANE, SUITE 515W
                              HOUSTON, TEXAS 77027

                                 --------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON OCTOBER 9, 2002


                                 --------------


     The Annual Meeting of Shareholders of Rockport Healthcare Group, Inc., will be held at our office located at 50 Briar Hollow Lane, Suite 515W, Houston, Texas 77027, on October 9, 2002, at 9:00 a.m., Central Time, for the following purposes:

     1.   Election  of  Directors.  To  elect  four  directors  to  the Board of
          -----------------------
          Directors.

     2.   Adoption  of  the  Amended  Certificate  of  Incorporation.  The Board
          ----------------------------------------------------------
          seeks approval to amend the company's certificate of incorporation to increase the number of authorized shares of common stock from 20,000,000 shares to 50,000,000 shares.

     3.   Ratification of Amended and Restated Bylaws. The Board seeks
          -------------------------------------------
          shareholder ratification of the Amended and Restated Bylaws approved by the Board.

     4.   Approval of 2002 Stock Option Plan. To approve our 2002 Stock Option
          ----------------------------------
          Plan.

     5.   Ratification of Auditors. To ratify the selection of Hein +
          ------------------------
          Associates, LLP, as our independent accountants for the fiscal year ending March 31, 2003.

     6. To transact any other business that may properly come before the meeting.

     Shareholders of record at the close of business on August 15, 2002, will be entitled to notice of, and to vote at, this meeting.

By Order of the Board of Directors,



Larry  K.  Hinson
Secretary

Dated:  August 28, 2002

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

                         ROCKPORT HEALTHCARE GROUP, INC.

                         -------------------------------

                                PROXY STATEMENT

                         -------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS


     Our Board of Directors prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. Our Annual Meeting will be held at our office located at 50 Briar Hollow Lane, Suite 515W, Houston, Texas 77027, at 9:00 a.m., Central Time, on October 9, 2002, unless adjourned or postponed. The Board is making this solicitation by mail, and we will pay all costs associated with this solicitation. This proxy statement and accompanying notice of Annual Meeting and proxy are first being mailed to shareholders on or about August 28, 2002.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

     Our common stock is the only type of security entitled to vote at the Annual Meeting. On August 15, 2002, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were ____ shares of common stock outstanding. Each stockholder of record on August 15, 2002 is entitled to one vote for each share of common stock held by such stockholder on August 15, 2002. Shares of common stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved.

Quorum Required

     Our Bylaws provide that the holders of a majority of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

     PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the four nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

     PROPOSAL 2.   Approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 shares to 50,000,000 shares requires the affirmative vote of holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

     PROPOSAL 3. Ratification of our Amended and Restated Bylaws requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

     PROPOSAL 4. Approval of our 2002 Stock Option Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

     PROPOSAL 5.   Ratification of the appointment of Hein + Associates, LLP as our independent accountants for the fiscal year ending March 31, 2003 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

Proxies

     Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees for election to the Board of Directors (as set forth in Proposal No. 1), FOR Proposal Nos. 2, 3, 4, and 5 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the company at our principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

     We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the solicitation material to the beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the company. No additional compensation will be paid to these individuals for any such services.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Board of Directors currently consists of four members. The Board has nominated for re-election all the current members of the Board. All of the nominees are currently serving as directors. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee should become unavailable for election, you may vote for a substitute nominee or the size of the board may be reduced accordingly; however, the board is not aware of any circumstances likely to make any nominee unavailable for election.

BOARD  NOMINEES
---------------

     John K. Baldwin, age 68. Mr. Baldwin has been Chairman of the Board and a director of Rockport since 1997. Mr. Baldwin is an attorney and possesses an MBA degree in finance. During the period 1961 through 1970, Mr. Baldwin served as corporate counsel and held various executive positions with Litton Industries and Dart Industries. Thereafter, as an entrepreneur, he founded businesses that operated profitably in the areas of real estate development, direct sales to consumers and providing marketing and financial services to healthcare providers. His wholly owned Athena Company, a direct marketing business, was sold to the Gillette Company in 1976. In 1977, Mr. Baldwin co-founded and served as Vice Chairman of American Sterling Corporation that engaged in providing insurance and data processing services to major financial institutions. This business was sold to Zurich Insurance Company in 1997.

     Harry M. Neer, age 62. Mr. Neer has been President, Chief Executive Officer and a director of Rockport since 1997. Mr. Neer has a Masters degree in Hospital Administration and his entire career has been in the healthcare delivery and managed healthcare industry. Mr. Neer's experience includes serving as President of USA Health Network, as Division Vice President of the Hospital Corporation of America and as President of the Presbyterian Hospital System in Oklahoma City, Oklahoma. Prior to 1993, Mr. Neer was a consultant for USA Healthcare Network, Inc. and Columbia Hospital Systems. From January 1993 to October 1994, Mr. Neer was President of USA Health Holding, a holding company for a group of managed healthcare companies. From November 1994 to November 1997, Mr. Neer was a principal of Rockport Group of Texas, Inc. Mr. Neer is the father of Gregory H. Neer and Mark C. Neer.

     Larry K. Hinson, age 56. Mr. Hinson has been Chief Financial Officer, Secretary, Treasurer and a director of Rockport since 1997. Mr. Hinson has a Bachelor of Business Administration degree with a major in accounting from the University of Texas. Mr. Hinson has 30 years' experience as a CPA in a wide variety of industries, primarily in the insurance and healthcare industries. He has served as Chief Financial Officer of USA Healthcare Network, Inc., Vice President and Treasurer of Reserve Life Insurance Company of Dallas, Texas, and was formerly with KPMG, LLP in Dallas and Austin, Texas. From March 1989 to October 1994, Mr. Hinson was Vice Chairman and Chief Financial Officer of USA Health Holding Company and its subsidiaries and also served as President of USA Health Network Company. From November 1994 to November 1997, Mr. Hinson was a principal of The Rockport Group of Texas, Inc.

     Eric H. Kolstad, age 41. Mr. Kolstad has been a director of Rockport since March 2000. Mr. Kolstad is currently an investment advisor with Capstone Investments, Newport Beach, California. In 1985, Mr. Kolstad joined Merrill Lynch's Private Client Group in Newport Beach and then in 1997 joined Capstone Investments. Mr. Kolstad, in addition to his Capstone responsibilities, is currently General Partner of Cristal Investments, LLC, the general partner of a hedge fund for accredited investors.

Committees of the Board and Attendance

     The Board of Directors currently has standing Audit and Compensation Committees, which consisted of Mr. Kolstad and Mr. Robert D. Johnson, until Mr. Johnson's resignation in June 2002, at which time Mr. Baldwin joined both committees. The Board of Directors does not have a nominating committee.

     The Audit Committee held four meetings during the last fiscal year, and it is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess our internal controls to evaluate business risk and to ensure compliance with laws and regulations. For further information, see the "Audit Committee Report" on page 9.

     The Compensation Committee, which held one meeting during our last fiscal year, recommends compensation levels for our executive officers and consultants and is authorized to consider and make grants of options pursuant to any approved stock option plan and to administer the plan.

     We held two board meetings during the last fiscal year. Each incumbent director attended at least 75% of all board meetings and meetings of committees of which each director was a member, either in person or by telephone conference calls.

Director Compensation

     Directors who are employees or consultants of the company do not receive any compensation for serving as directors. All directors are reimbursed for ordinary and necessary expenses incurred in attending any meeting of the Board of Directors or any committee thereof or otherwise incurred in their capacities as directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF ALL FOUR NOMINEES TO OUR BOARD OF DIRECTORS.

              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                                  (PROPOSAL 2)


     The Board of Directors has determined that it is in the best interests of Rockport and its shareholders to amend its Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000 shares. The Board of Directors believes that it is in the best interests of the company and its shareholders to increase the number of authorized but unissued shares of common stock in order to have additional shares available to meet future business needs as they arise. As of July 1, 2002, 13,406,572 shares of common stock were outstanding. In addition, we have reserved up to approximately 4,200,000 shares of common stock for issuance upon the net exercise of outstanding warrants and convertible debt, and an aggregate of 2,000,000 shares of common stock for issuance pursuant to our 2000 Long-Term Incentive Plan and 2002 Stock Option Plan (which is being voted on at the current meeting; See Proposal 4). Among other things, the increase will make available shares of common stock for future activities that are consistent with our growth strategy, including, without limitation, completing financings, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, officers or directors, or effecting stock splits or dividends. We have no current plans to issue any of the additional authorized shares.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

     If the shareholders approve the proposed Amendment, the Board of Directors may cause the issuance of additional shares of common stock without further vote of the shareholders, except as provided under Delaware corporate law. Current holders of common stock have no preemptive rights, which means that current shareholders do not have a prior right to purchase any new issue of common stock in order to maintain their current ownership. The issuance of additional shares of common stock would decrease the proportionate equity interest of our current shareholders and, depending upon the price paid for such additional shares, could result in dilution to our current shareholders.

     The proposed Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the company. For example, the substantial increase in the number of authorized shares of common stock could help management frustrate efforts of shareholders seeking to remove management and could have the effect of limiting shareholders participation in transactions such as mergers or tender offers, regardless of whether those transactions are favored by incumbent management. In addition, if the Amendment is approved, the Board of Directors will have the ability to issue shares privately in transactions that could frustrate proposed mergers, tender offers or other transactions, even if those transactions are at substantial market premiums and are favored by a majority of the independent shareholders. Such an issuance of shares of common stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the company. Although we have no current plans to issue any of the additional authorized shares of common stock for such purposes, if the shareholders approve the Amendment, more capital stock will be available for such purposes than is currently available.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                   RATIFICATION OF AMENDED AND RESTATED BYLAWS
                                  (PROPOSAL3)

     The Board of Directors has approved the adoption of amended and restated bylaws for Rockport. Our previous bylaws were adopted in 1992, when we were named Protokopos Corporation, and do not reflect changes that have occurred in laws and policy concerning corporate governance since that time. The adoption of the new bylaws will make them consistent with the corporate code of the State of Delaware where we are incorporated.

     The following summary discusses some of the material differences between our existing bylaws and the provisions of the new amended and restated bylaws. However, it is only a summary and you should review the provisions of the new amended and restated bylaws attached as Exhibit A to this proxy statement to be familiar with all of the provisions.

     The amended and restated bylaws have several changes to reflect changes in Rockport and its practices, including:

     -    The change in our name to Rockport Healthcare Group, Inc.

     - The addition of an advance notice provision for shareholder proposals or nominations at our meetings. The Board believes the proposed procedure will facilitate orderly, efficient conduct of business at shareholder meetings. The proposal is not intended to deter shareholder participation.

     - A change permitting only our Board of Directors to call a special meeting of our shareholders, as opposed to the previous version that permitted shareholders holding at least 20% of the shares entitled to vote at such meeting, the ability to call a special meeting. This change will prevent shareholders from being able to call a meeting of shareholders.

     - A change permitting the Board of Directors to call special meetings of the Board on 24 hours notice, as opposed to 48 hours notice.

     - The clarification of our indemnification policies with respect to our officers and directors.

     - The clarification of the powers of the Board in establishing committees and others to act on its behalf.

     We encourage you to review the amended and restated bylaws attached to this proxy statement, as it contains the complete provisions discussed above.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE AMENDED AND RESTATED BYLAWS.


                     APPROVAL OF THE 2002 STOCK OPTION  PLAN
                                  (PROPOSAL 4)

     On July 18, 2002, the Board of Directors adopted the 2002 Stock Option Plan (the "Plan"). In order to become and remain fully effective, the Plan must be approved by the shareholders of the company on or before July 17, 2003. None of the options granted pursuant to the Plan may be exercised unless and until the Plan is approved by the shareholders of the company. The Plan provides for the granting of awards of up to 1,000,000 shares of our common stock to key employees, directors and other persons who have contributed or are contributing to our success. Awards under the Plan will be granted as determined by the Board of Directors or Compensation Committee. The options that may be granted pursuant to the Plan may be either incentive stock options qualifying for beneficial tax treatment for the recipient or nonqualified stock options. As of August 7, 2002, incentive stock options to purchase 583,400 shares exercisable at $.23 share that vest over a three-year period were granted subject to shareholder approval of the Plan. As of August 7, 2002, options to purchase 416,600 shares were available to be granted pursuant to the Plan.

     The purposes of the Plan are to advance the best interest of our shareholders and to attract, retain and motivate key employees and persons affiliated with us, and provide such persons with additional incentive to further the business, promote the long-term financial success and increase shareholder value by increasing their proprietary interest in our success. The Board of Directors believes the Plan will fulfill these purposes and that the availability of equity incentives under the Plan will be a significant factor in our ability to attract and retain key management personnel who share primary responsibility for our management and growth.

     The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. A complete copy of the Plan is attached as Exhibit B.

     Eligibility. The Plan is open to key employees, officers, directors and consultants of the company and its affiliates. As of July 29, 2002, approximately 19 employees were eligible for participation in the Plan.

     Changes in the Company's Capital Structure. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations or other changes in our capital structure. In the event of an adjustment, recapitalization or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation or liquidation, the eligible person will be eligible to receive a like number of shares of stock in the new entity that he or she would have been entitled to if, immediately prior to the merger, he or she had exercised his or her option. In the event of a merger, consolidation or liquidation, all outstanding options may be canceled by the Board of Directors upon written notice to the eligible person and by granting a period in which the options may be exercised.

     Options and Option price. We may grant incentive or nonqualified stock options. The exercise price of incentive options shall not be less than the fair market value on the date of grant. The exercise price for incentive options for 10% or more shareholders shall be not less than 110% of fair market value. The exercise price of nonqualified options shall be determined by the Board.

     Duration. No option may be exercisable after the period of ten years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.

     Amount exercisable. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.

     Exercise of Options. Options may be exercised by written notice to the Compensation Committee with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the company for an amount equal to the option price of the shares; or, if approved in advance by the Compensation Committee (b) stock at its fair market value on the date of exercise; (c) an election to make a cashless exercise through a registered broker-dealer; (d) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price; or (e) any other form of payment which is acceptable to the Compensation Committee.

     Stock appreciation rights or SARs. SARs may be included in each option granted under the Plan. A SAR permits the recipient to surrender that option, or a portion of the part which is exercisable, and receive in exchange an amount equal to the excess of the fair market value of the stock covered by the option, over the exercise price of the stock.

     Termination of Options or SARs. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate three months after an employee's severance of employment with the company other than by death or disability. Unless the option or SAR expires sooner, the option or SAR will expire one year after the death or disability of the eligible person.

     Restricted Stock Awards. The Board may issue shares of stock to an eligible person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the eligible person or for payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge, or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The Board shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement.

     Amendment or Termination of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that no amendment that would increase the number of shares of stock that may be issued under the Plan, or withdraw the administration of the Plan from the Board or Compensation Committee, shall be made without the approval of our shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

     Federal Tax Consequences. The following is a brief summary of the tax consequences of the grant and exercise of stock options under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.

     Incentive Stock Options and Nonqualified Options. Recipients of incentive options generally are not subject to income tax at the time the option is granted or exercised. However, upon the exercise of any incentive option, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an incentive option, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the incentive option was exercised and at least two years from the date the incentive option was granted. If the participant disposes of the shares within that time period (a "Disqualifying Disposition"), the participant will recognize ordinary income to the extent of the difference between the exercise price and the lesser of the fair market value on the date the incentive option is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. We are not entitled to any tax deduction upon either the exercise of any incentive option or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.

     A participant receiving nonqualified options does not generally recognize income at the time the option is granted. However, when the option is exercised, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price. We receive a tax deduction equal to the amount of ordinary income recognized by the participant. The participant's basis in the shares is equal to the exercise price plus any recognized ordinary income.

     On July 15, 2002, the last sales price of the common stock underlying the grants made pursuant to the Plan, as reported by the OTC Electronic Bulletin Board was $.30.

     Plan Benefits. The following table sets forth the number of stock options under the Plan granted to our named executive officers, our current executive officers as a group, our current directors who are not executive officers as a group, and all employees other than executive officers as a group.

                                   2002 Stock Option Plan
                                   ----------------------
Name and position                                                           Number of Units
-----------------                                                           ---------------
Harry M. Neer, Chief Executive Officer and President                                      0

Larry K. Hinson, Chief Financial Officer, Secretary and Treasurer                    96,700

Carl A. Chase, Senior Vice President - Budgets & Controls                            96,700

Gregory H. Neer, Senior Vice President - Operations                                 195,000

Mark C. Neer, Senior Vice President - Business Development                          195,000

William W. Wollenberg, Senior Vice President - National Marketing & Sales                 0

Executive Group (6 persons)                                                         583,400

Non-Executive Director Group                                                              0

Non-Executive Officer Employee Group                                                      0

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2002 STOCK OPTION PLAN.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 5)


     The Board of Directors would like the shareholders to ratify the appointment of Hein + Associates, LLP, as independent auditors for the company for the fiscal year ending March 31, 2003. The engagement of Hein + Associates, LLP, for audit services has been approved by the Board of Directors.

     A representative of Hein + Associates, LLP, our principal accountants for the current fiscal year and the most recently completed fiscal year, is expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

     In the event the shareholders do not ratify the appointment of Hein + Associates, LLP, as independent auditors for the fiscal year ending March 31, 2003, the Board of Directors will consider the adverse vote as direction to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the current fiscal year will be permitted to stand unless the Board finds other good reason for making a change.

Audit Fees

     The aggregate fees billed by Hein + Associates, LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2002, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $30,750.

Financial Information Systems Design and Implementation Fees

     Hein + Associates, LLP rendered no professional services to us for information technology services relating to financial information systems design and implementation for the fiscal year ended March 31, 2002.

All Other Fees

     Other than the services described above under "Audit Fees," for the fiscal year ended March 31, 2002, Hein + Associates, LLP received no other fees.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF HEIN + ASSOCIATES, LLP, AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2003.


                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the company's independent accountants. The Audit Committee for the fiscal year ended March 31, 2002 was comprised of Messrs. Eric H. Kolstad, Chairman, and Robert D. Johnson. Mr. Johnson resigned in June 2002, at which time Mr. John K. Baldwin joined the committee. Mr. Kolstad is an independent director, as defined by the NASD's listing standards. Mr. Johnson was not an independent director during his service and Mr. Baldwin is not an independent director; in each case as defined by the NASD's listing standards.

     Management is responsible for the company's internal controls. The independent auditors for the company, Hein + Associates, LLP ("Hein"), are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by Hein.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and Hein, nor can the Audit Committee certify that Hein is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial and accounting matters.

     In this context, the Audit Committee has met and held discussions with management and Hein. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Hein. The Audit Committee discussed with Hein matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Hein also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with Hein their independence.

     Based upon the Audit Committee's discussion with management and Hein, and the Audit Committee's review of the representations of management and the report of Hein to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the Rockport Healthcare Group, Inc. Annual Report on Form 10-KSB for the year ended March 31, 2002, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Rockport Healthcare Group, Inc.:

Eric H. Kolstad, Chairman of Audit Committee
John K. Baldwin


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of July 1, 2002, 13,406,572 shares of our common stock were outstanding. The following table sets forth, as of such date, information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors and executive officers and (c) all current directors and executive officers as a group.

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or conversion of convertible debt) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

     To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is 50 Briar Hollow Lane, Suite 515W, Houston, Texas 77027.

NAME AND ADDRESS OF                            NUMBER OF SHARES        PERCENTAGE OF
BENEFICIAL OWNER                            BENEFICIALLY OWNED (1)  OUTSTANDING SHARES
John K. Baldwin (2)                               5,361,870 (2)            37.5%
Harry M. Neer                                     1,146,755 (3)             8.5%
Larry K. Hinson                                     366,622 (4)             2.7%
Eric H. Kolstad (6)                                 120,983                   *
Carl A. Chase                                       381,572 (7)             2.8%
Gregory H. Neer                                      42,833 (8)               *
Mark C. Neer                                         56,667 (9)               *
William W. Wollenberg                               210,149 (10)            1.6%
All Executive Officers and Directors as a
group (8 persons)                                 7,687,451 (11)           53.1%
Robert D. Johnson (5)                             2,495,136 (5)            18.4%
George Bogle (12)                                 1,025,000 (12)            7.1%
Robert C. Johnson (13)                              894,994 (13)            6.3%

---------------
*    Less than one percent

(1) As of July 1, 2002, there were 13,406,572 shares of common stock outstanding. This does not include any stock options or warrants which are currently exercisable or shares of common stock to be issued upon the conversion of principal and accrued interest of our convertible notes.
(2) Mr. Baldwin's business address is 901 Highland Avenue, Del Mar, California 92014. Includes 904,517 shares of common stock underlying a $300,000 convertible note and accrued interest of $25,626 as of March 31, 2002.
(3) Includes options to purchase 50,000 shares of common stock at an exercise price of $.25 per share, expiring December 7, 2004.
(4) Includes options to purchase 41,667 shares of common stock at an exercise price of $.25 per share, expiring December 7, 2004. Also includes 108,318 shares held jointly by Mr. Hinson and his former spouse, of which Mr. Hinson has complete voting control.
(5) Mr. Johnson's business address is 13606 Bermuda Dunes Ct., Houston, Texas 77069. Includes 150,357 shares of common stock underlying a $50,000 convertible note and accrued interest of $4,128 as of March 31, 2002.
(6) Mr. Kolstad's business address is 317 Stonecliffe Isle, Irvine, California 92612.
(7) Includes options to purchase 50,000 shares of common stock at an exercise price of $.25 per share, expiring December 7, 2004. Also includes 60,000 shares held by Mr. Chase's wife.
(8) Includes options to purchase 17,833 shares of common stock at an exercise price of $.25 per share, expiring December 7, 2004.
(9) Includes options to purchase 6,667 shares of common stock at an exercise price of $.25 per share, expiring December 7, 2004.
(10) Includes options to purchase 12,500 shares of common stock at an exercise price of $.25 per share, expiring December 7, 2004.
(11) Includes options to purchase 178,667 shares of common stock and 904,517 shares of common stock to be issued upon the conversion of $300,000 convertible notes and $25,626 accrued interest on the notes.
(12) Mr. Bogle's business address is 916 S. Capital of Texas Highway, Austin, Texas 78746. Includes warrants to purchase 1,000,000 shares of common stock at an exercise price of $.345 per share, expiring November 25, 2011.
(13) Mr. Johnson's business address is 7085 W. Belmont Dr., Littleton, Colorado 80123. Includes 769,994 shares of common stock underlying $250,000 principal amount of convertible notes and accrued interest of $15,997 as of March 31, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own beneficially more than ten percent of the common stock of the company, to file reports of ownership and changes of ownership with the SEC. Based solely on the reports received by the company and on written representations from certain reporting persons, the company believes that the directors, executive officers and greater than ten percent beneficial owners have complied with all applicable filing requirements.

                               EXECUTIVE OFFICERS

     Executive officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding our executive officers as of July 1, 2002.

Name                   Age              Position with the Company
---------------------  ---              -------------------------
Harry M. Neer           62  President, Chief Executive Officer and Director
Larry K. Hinson         56  Secretary, Treasurer and Director
Carl A. Chase           52  Senior Vice President - Budgets & Controls
Gregory H. Neer         34  Senior Vice President - Operations
Mark C. Neer            38  Senior Vice President - Business Development
William W. Wollenberg   48  Senior Vice President - National Marketing & Sales

     The biographies of Harry M. Neer and Larry K. Hinson are set forth under "Proposal 1 - Election of Directors."

     Carl A. Chase. Mr. Chase has been Senior Vice President - Budgets & Controls for Rockport since April 2001. Mr. Chase received a Bachelor of Accountancy degree from the University of Oklahoma in 1975. Prior to joining Rockport, Mr. Chase was an independent consultant to Rockport from June 2000 and from August 1999 to May 2000, was Chief Financial Officer of ClearWorks.net, Inc. Mr. Chase also served as Chief Financial Officer of Bannon Energy Incorporated, an independent oil and gas company, from December 1992 to August 1999. Mr. Chase has over 25 years' experience in the areas of finance, accounting and administration with both private and public companies. He has held various positions with both major and independent oil and gas companies where his responsibilities included SEC reporting and compliance, obtaining financing for capital programs, mergers and acquisitions, budgeting and forecasting and policies, procedures and internal controls.

     Gregory H. Neer. Mr. Neer joined the Company in May 1997 as Director of MIS which ended March 2001 and was promoted to Senior Vice President - Operations effective as of April 2001. Mr. Neer's responsibilities include the development and maintenance of the Company's proprietary repricing software system. Mr. Neer has in excess of 6 years' experience in information systems, sales and project management. Through the past four years, Mr. Neer has improved and maximized companies' resources through development of user-friendly interfaces including: Information System Consultant for Vauter Door Co. from August 1993 to January 1994, where he created and developed an interactive door manufacturing Windows' based application while working closely with management and staffed employees to tailor the program to specific needs and Sales Engineer/Project Manager for Stewart & Stevenson Services from October 1994 to May 1997, where he created and integrated Microsoft Access applications to track, manage and analyze trends and the status of requests for quotes, business contracted and loss.

     Mark C. Neer. Mr. Neer joined the Company in January 2000 as Vice President - Business Development which ended March 2001 and was promoted to Senior Vice President - Business Development effective as of April 2001. Mr.
Neer has a Bachelors degree in English Literature with a double minor in Business Administration and Psychology. Mr. Neer has over twelve years' experience in physician practice management and healthcare consulting. He served as Director of Regional Operations for CareSelect Group, Inc. from October 1996 to February 2000, a national physician practice management company with responsibility for 22 specialty physicians, over 120 employees and an annual budget of $15 million in revenue. Prior to CareSelect, Mr. Neer served as a principal and senior healthcare consultant for Tactical Integration, Inc. from June 1994 to October 1996, representing Baylor College of Medicine, OrNda Health Care Systems, Cigna Health Care, and Blue Cross/Blue Shield of Texas. From 1988 to 1994, Mr. Neer served as the Administrator for a group of occupational medical clinics with responsibility for operating the facilities and developing the marketing programs that met industries' needs."

     William W. Wollenberg. Mr. Wollenberg has been Senior Vice President - National Marketing and Sales since 1998. Mr. Wollenberg has a Bachelors degree in Criminal Justice Administration from Arizona State University in 1977. Mr. Wollenberg has in excess of 20 years' experience in the healthcare industry. Prior to 1987, Mr. Wollenberg held various management positions in the workers' compensation healthcare industry. From 1987 to 1991, Mr. Wollenberg was Vice President and co-founder of Work Reconditioning Systems, Inc., which was one of the first nationally recognized industrial based work hardening programs. From 1991 to 1998, Mr. Wollenberg was Senior Sales Manager and National Accounts Director for CCN/Medview Services, Inc. in Monument, Colorado.

Compensation of Executive Officers

     The following table sets forth in summary form the compensation received during each of the last three successive completed fiscal years by our named executive officers:

                                        SUMMARY COMPENSATION TABLE

-------------------------------------  ------  -----------------------------  --------------------------------
                                                     ANNUAL COMPENSATION           LONG TERM COMPENSATION
                                                                                           AWARDS
-------------------------------------  ------  -----------------------------  --------------------------------
                                                                                                  Securities
Name and                               Fiscal                                  Restricted Stock   Underlying
Principal Position                      Year    Salary ($)      Bonus ($)           Awards ($)     Options (#)
-------------------------------------  ------  --------------  -------------  ------------------  ------------
Harry M. Neer                            2002  $   150,000             --                  --            --
President and Chief                      2001  $   150,000             --                  --       150,000
Executive Officer                        2000  $   106,500(1)          --                  --            --
-------------------------------------  ------  --------------  -------------  ------------------  ------------
Larry K. Hinson,                         2002  $   150,000             --                  --       100,000
Chief Financial Officer,                 2001  $   150,000             --                  --       125,000
Secretary and Treasurer                  2000  $   109,500(1)          --                  --            --
-------------------------------------  ------  --------------  -------------  ------------------  ------------
Carl A. Chase                            2002  $   120,000             --     $        25,000(2)         --
Senior Vice President -                  2001           --             --                  --        50,000(2)
Budgets & Controls
-------------------------------------  ------  --------------  -------------  ------------------  ------------
Gregory H. Neer                          2002  $   108,333             --                  --       100,000
Senior Vice President -                  2001  $    70,000             --                  --        53,500
Operations                               2000  $    67,500             --                  --
-------------------------------------  ------  --------------  -------------  ------------------  ------------
Mark C. Neer                             2002  $   130,000             --                  --       100,000
Senior Vice President -                  2001  $   130,000             --                  --        20,000
Business Development                     2000  $    16,250             --                  --
-------------------------------------  ------  --------------  -------------  ------------------  ------------
William W. Wollenberg                    2002  $   240,000             --                  --            --
Senior Vice President -                  2001  $   221,250        $45,789(3)               --        37,500
National Marketing and Sales             2000  $   240,000        $10,623(3)               --
-------------------------------------  ------  --------------  -------------  ------------------  ------------

---------------
(1) Does not include salary that was accrued to Messrs. Neer and Hinson at March 31, 2000 of $21,000 and $3,000, respectively, which accrual was reversed during the year ended March 31, 2001. Does include management fees paid to Messrs. Neer and Hinson of $80,000 and $82,000, respectively.
(2) On April 1, 2001, Mr. Chase was issued 100,000 shares of restricted common stock valued at $25,000 in accordance with his employment agreement and on December 7, 2000, Mr. Chase was granted 50,000 nonqualified stock options for consulting services.
(3) Mr. Wollenberg earned total commissions of $45,789 during the fiscal year ended March 31, 2001, of which $23,289 was paid through the issuance of 93,157 shares of common stock, $18,750 was paid in cash and $3,750 was accrued and paid in cash in April 2001. Mr. Wollenberg earned total commissions of $10,623 during the fiscal year ended March 31, 2000, of which $9,500 was paid in cash during the fiscal year ended March 31, 2000, and $1,123 was accrued and subsequently paid during the year ended March 31, 2001 through the issuance of 4,492 shares of common stock.

Option Issuances

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended March 31, 2002, to our named executive officers:

                               OPTION GRANTS IN LAST FISCAL YEAR
                                      (Individual Grants)


                      Number of
                     Securities       Percent of Total Options
                     Underlying        Granted to Employees in    Exercise or Base   Expiration
Name             Options Granted (#)         Fiscal Year          Price ($/Share)       Date
---------------  -------------------  -------------------------  ------------------  ----------
Larry K. Hinson              100,000                      33.3%  $              .50      9/5/05
Gregory H. Neer              100,000                      33.3%  $              .50      9/5/05
Mark C. Neer                 100,000                      33.3%  $              .50      9/5/05

     As of March 31, 2002, incentive stock options to purchase 798,400 shares exercisable at $.25 and $.50 per share that vest over a three-year period under our 2000 Long-Term Incentive Plan. Of this amount, 686,000 were issued to executive officers of the company. As of March 31, 2002, nonqualified stock options to purchase 50,000 shares were granted to an executive officer of the company, exercisable at $.25 per share and immediately exercisable. As of March 31, 2002, options to purchase 151,600 shares were available to be granted pursuant to the 2000 Long-Term Incentive Plan.

     In August 2002, we issued incentive stock options to purchase 583,400 shares exercisable at $.23 per share that vest over a three-year period under our 2002 Stock Option Plan. These issuances are subject to shareholder approval of the 2002 Stock Option Plan (See "Proposal 4 - Approval of 2002 Stock Option Plan").

                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                  AND FISCAL YEAR-END OPTION VALUES


                    Shares                    Number of     Securities     Value of     Unexercised
                 Acquired on      Value      Underlying    Unexercised      In-the         -Money
Name             Exercise (#)  Realized ($)  Options at     FY-End (#)    Options at     FY-End ($)
---------------  ------------  ------------  -----------  --------------  -----------  --------------
                                             Exercisable  Unexercisable   Exercisable  Unexercisable
                                             -----------  --------------  -----------  --------------
Harry M. Neer              --            --       50,000         100,000           --              --
Larry K. Hinson            --            --       41,667         183,333           --              --
Carl A. Chase              --            --       50,000              --           --              --
Gregory H. Neer            --            --       17,833         135,667           --              --
Mark C. Neer               --            --        6,667         113,333           --              --
William W.
Wollenberg                 --            --       12,500          25,000           --              --

     The closing price of our common stock as of the end of the fiscal year ended March 31, 2002, was $.24 per share. Since the exercise prices of the options listed above are $.25 and $.50 per share, the options were not in-the-money as of the end of our fiscal year, and no value is set forth in the above table under Securities and Exchange Commission rules.

                            EQUITY COMPENSATION PLANS

     The following table sets forth information, as of March 31, 2002, with respect to our compensation plans under which our common stock is authorized for issuance:

                                                                                 Number of Securities
                             Number of Securities                              Remaining Available for
                              To be Issued Upon         Weighted Average        Future Issuance Under
                           Exercise of Outstanding     Exercise Price of         Equity Compensation
                            Options, Warrants and     Outstanding Options,   Plans (Excluding Securities
                                    Rights            Warrants and Rights       Reflected in Column A)
Plan Category                        (A)                      (B)                        (C)
-------------------------  ------------------------  ----------------------  ----------------------------
Equity Compensation Plans
Approved by Security
Holders                                1,000,000     $                 .322                            --
Equity Compensation Plans
Not Approved by Security
Holders                                1,000,000(1)  $                 .345                            --
                           ------------------------  ----------------------  ----------------------------
    Total                              2,000,000     $                 .333                            --

(1) In conjunction with a consulting services agreement with George Bogle, we issued warrants to purchase 1,000,000 shares of our restricted common stock at any time until November 25, 2011, at a price of $.345 per share, the fair market value on the date of grant, which was determined by the mean of the closing bid and asked price, and immediately exercisable.

Employment Contracts and Termination of Employment and Change-in-Control Agreements

     We have entered into identical employment agreements with Messrs. Neer and Hinson. The employment agreements have one-year terms expiring December 31, 2001, which are automatically renewed for successive one-year periods, unless terminated by either party on three months notice, whereby each individual receives a fixed annual salary of $150,000. If we terminate the employment agreement without cause before the expiration of the agreement, the terminated executive will receive a lump-sum payment equal to one-half of his base annual salary. Mr. Chase has a one-year employment agreement expiring March 31, 2002, which is automatically renewed for successive one-year periods, unless terminated by either party on three months notice, whereby he receives a fixed annual salary of $120,000 and a sign-on bonus of 100,000 shares of restricted common stock. If we terminate the employment agreement without cause before the expiration of the agreement, Mr. Chase will receive a lump-sum payment equal to one-half of his base annual salary. Mr. Wollenberg has a two-year employment agreement expiring December 31, 2002, whereby he receives a fixed annual salary of $150,000 and a commission based on various percentages of revenues earned by the company from business directly attributable to his efforts. If we terminate the employment agreement without cause before the expiration of the agreement, Mr. Wollenberg will receive a lump-sum payment equal to one and one-half times his base annual salary. There are no employment agreements with Gregory H. Neer or Mark C. Neer.

Certain  Relationships  and  Related  Transactions

     On June 16, 2001, we issued a three-year 10% convertible subordinated unsecured note to Mr. Baldwin in the amount of $300,000. The note is convertible into our common stock at a conversion price of $.36 per share anytime prior to June 2004. As of March 31, 2002, accrued interest of $25,627 was due to Mr. Baldwin. On November 26, 2001, and January 9, 2002, Mr. Baldwin loaned us a total of $100,000 on a short-term note due June 30, 2002, which due date was extended to April 1, 2004. As of March 31, 2002, accrued interest of $2,781 was due Mr. Baldwin. Mr. Baldwin has an engagement agreement with us effective April 1, 2001, whereby he earns a fee for performance of legal services of $250 per hour, with a minimum guaranteed payment of $5,000 per month. This agreement has a one-year term and automatically renews for one-year periods thereafter, unless either party terminates the agreement within sixty days prior to the end of the annual period. This agreement automatically renewed effective April 1, 2002. During the year ended March 31, 2002, Mr. Baldwin earned $78,000 from this agreement. Mr. Baldwin had a consulting agreement with us effective April 1, 2001, whereby he was to perform various management services to us and earn a consulting fee equal to a two percent (2%) overwrite on the gross fees earned of our workers' compensation network. During the year ended March 31, 2002, Mr. Baldwin earned $34,493 from this agreement. This agreement expired on March 31, 2002, and was not renewed. On June 30, 2002, we renegotiated the terms of the note due April 1, 2004 and added $93,000 of accrued legal fees and $34,493 of accrued overwrite fees to the principal amount of the note.

     On June 9, 2001, we issued a three-year 10% convertible subordinated unsecured note to Mr. Robert D. Johnson in the amount of $50,000. The note is convertible into our common stock at a conversion price of $.36 per share anytime prior to June 2004. As of March 31, 2002, accrued interest of $4,128 was due to Mr. Johnson. During September 1998, we acquired Newton Healthcare Network, LLC from Bannon Energy Incorporated, which was owned by Mr. Johnson prior to its dissolution. In accordance with the purchase and sale agreement, Bannon is to receive a commission overwrite of two percent (2%) of the gross revenue attributable to Rockport Community Network, Inc. During the year ended March 31, 2002, Mr. Johnson earned $34,493 from this agreement

     On June 16, 2001, we issued a three-year 10% convertible subordinated unsecured note to Mr. Robert C. Johnson in the amount of $150,000. Mr. Johnson is not related to Mr. Robert D. Johnson. The note is convertible into our common stock at a conversion price of $.36 per share anytime prior to June 2004. On October 30, 2001, we issued a three-year 10% convertible subordinated unsecured note to Mr. Johnson in the amount of $100,000. The note is convertible into our common stock at a conversion price of $.325 per share anytime prior to October 2004. As of March 31, 2002, accrued interest on the notes of $15,997 was due to Mr. Johnson.

     On November 29, 2001, we issued to Mr. George Bogle 25,000 shares of common stock in consideration of consulting services valued at $7,500. On November 26, 2001, in conjunction with a consulting services agreement with Mr. Bogle, we issued warrants to purchase 1,000,000 shares of our restricted common stock at any time until November 25, 2011, at a price of $.345 per share, the fair market value on the date of grant, which was determined by the mean of the closing bid and asked price, and immediately exercisable. No warrants have been exercised as of March 31, 2002.

                 SHAREHOLDER  PROPOSALS FOR 2002 ANNUAL MEETING

     Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in our information statement or proxy statement and form of proxy, if applicable, for our next annual meeting must be received no later than May 1, 2003. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the information statement or proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by July 28, 2003. With respect to a proposal not to be included in the information statement or proxy statement, in the event notice is not timely given, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.


                                  ANNUAL REPORT

     We have provided a copy of our Annual Report on Form 10-KSB with this proxy statement. We will provide exhibits to the Annual Report on Form 10-KSB upon request. Please send any such requests to Rockport Healthcare Group, Inc., 50 Briar Hollow Lane, Suite 515W, Houston, Texas 77027, Attention: Secretary.

                                  OTHER MATTERS

     The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.


                                      By Order of the Board of Directors



                                      Larry K. Hinson
                                      Secretary

Houston, Texas
August 28, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

Exhibit A
                           AMENDED AND RESTATED BYLAWS
                       OF ROCKPORT HEALTHCARE GROUP, INC.
                             A DELAWARE CORPORATION

                                   ARTICLE 1.
                                  DEFINITIONS

     1.1  Definitions.  Unless  the context clearly requires otherwise, in these
          -----------
Bylaws:

          (a) "Certificate of Incorporation" means the Certificate of Incorporation of Rockport Healthcare Group, Inc. as filed with the Secretary of State of the State of Delaware and includes all amendments thereto and restatements thereof subsequently filed.

          (b)  "Board" means the board of directors of the Company.

          (c) "Bylaws" means these bylaws as adopted by the Board and includes amendments subsequently adopted by the Board or by the Stockholders.

          (d) "Company" means Rockport Healthcare Group, Inc., a Delaware corporation.

          (e)  "Section" refers to sections of these Bylaws.

          (f)  "Stockholder" means stockholders of record of the Company.

     1.2  Offices. The title of an office refers to the person or persons who at
          -------
any  given  time  perform  the duties of that particular office for the Company.

                                   ARTICLE 2.
                                    OFFICES

     2.1  Principal  Office.  The Company may locate its principal office within
          -----------------
or  without  the  state  of  incorporation  as  the Board may determine.

     2.2  Registered  Office.  The  registered  office  of  the Company required
          ------------------
by law to be maintained in the state of incorporation may be, but need not be, the same as the principal place of business of the Company. The Board may change the address of the registered office from time to time.

     2.3  Other  Offices.  The  Company  may  have offices at such other places,
          --------------
either within or without the state of incorporation, as the Board may designate or as the business of the Company may require from time to time.

                                   ARTICLE 3.
                            MEETINGS OF STOCKHOLDERS

     3.1  Annual  Meetings.  The  Stockholders  of  the Company shall hold their
          ----------------
annual meetings for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings at such time, date, and place, as the Board shall determine by resolution.

     3.2  Special  Meetings.  Only  the  Board  of  Directors  may  call special
          ----------------
meetings of the Stockholders of the Company at any time for any purpose or purposes. Such meetings may not be called by any other person. No business may be transacted at such special meeting otherwise than specified in the resolution calling for the meeting. The Board of Directors shall determine the time and place of such special meeting. Upon determination of the time and place of the meeting, notice shall be given to the Stockholders entitled to vote, in accordance with the provisions of these Bylaws. Nothing contained in this paragraph shall be construed as limiting, fixing, or affecting the time when a meeting of Stockholders may be held.

     3.3  Place of Meetings.  The  Stockholders  shall hold all meetings at such
          -----------------
places, within or without the State of Delaware, as the Board or a committee of the Board shall specify in the notice or waiver of notice for such meetings.

     3.4  Notice of Meetings.  Except as otherwise required by law, the Board or
          ------------------
a committee of the Board shall give notice of each meeting of Stockholders, whether annual or special, not less than 10 nor more than 60 days before the date of the meeting. The Board or a committee of the Board shall deliver a notice to each Stockholder entitled to vote at such meeting by delivering a typewritten or printed notice directed to him at his address as it appears on the records of the Company. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, directed to the Stockholder at his address as it appears on the records of the Company. An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent of the Company that he has given notice shall constitute, in the absence of fraud, prima facie evidence of the facts stated therein. Every notice of a meeting of the Stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, also shall state the purpose or purposes of the meeting.

     3.5  Notice of Stockholder Business and Nominations.
          ----------------------------------------------

          (a)  Annual  Meetings  of Stockholders. (1) Nominations of persons for
               ---------------------------------
     election to the Board of Directors of the Company and the proposal of business to be considered by the Stockholders may be made at an annual meeting of Stockholders (a) pursuant to the Company's notice of meeting,
     (b) by or at the direction of the Board of Directors or (c) by any Stockholder of the Company who was a Stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw.

          (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph
     (a)(1) of this Bylaw, the Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for Stockholder action. To be timely, a Stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days from such anniversary date, notice by the Stockholder to be timely must be so delivered not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a Stockholder's notice as described above. Such Stockholder's notice shall set forth (a) as to each person whom the Stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the Stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such Stockholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such Stockholder and such beneficial owner.

          (b)  General.  (1)  Only  such persons who are nominated in accordance
               -------
     with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of Stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

          (2) For purposes of this Bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

          (3) Notwithstanding the foregoing provisions of this Bylaw, a Stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights (i) of Stockholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or (ii) of the holders of any series of preferred stock to elect directors under specified circumstances.

     3.6  Waiver  of  Notice.  Whenever  these  Bylaws require written notice, a
          ------------------
written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall constitute the equivalent of notice. Attendance of a person at any meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No written waiver of notice need specify either the business to be transacted at, or the purpose or purposes of, any regular or special meeting of the Stockholders, directors, or members of a committee of the Board.

     3.7  Adjournment  of  Meeting.  When  the Stockholders adjourn a meeting to
          ------------------------
another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Stockholders may transact any business, which they may have transacted at the original meeting. If the adjournment is for more than 30 days or, if after the adjournment, the Board or a committee of the Board fixes a new record date for the adjourned meeting, the Board or a committee of the Board shall give notice of the adjourned meeting to each Stockholder of record entitled to vote at the meeting.

     3.8  Quorum.  Except  as  otherwise  required  by  law,  the  holders  of a
          ------
majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes at any meeting of the Stockholders. In the absence of a quorum at any meeting or any adjournment thereof, the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, or, in the absence therefrom of all the Stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting to another place, date, or time.

     3.9  Organization.  Such  person  as  the  Board may have designated or, in
          ------------
the absence of such a person, the highest ranking officer of the Company who is present shall call to order any meeting of the Stockholders, determine the presence of a quorum, and act as chairman of the meeting. In the absence of the Secretary or an Assistant Secretary of the Company, the chairman shall appoint someone to act as the secretary of the meeting.

    3.10  Conduct  of  Business.  The  chairman  of  any meeting of Stockholders
          ---------------------
shall determine the order of business and the procedure at the meeting, including such regulations of the manner of voting and the conduct of discussion as he deems in order.

    3.11  List  of  Stockholders.  At  least  10  days  before  every meeting of
          ----------------------
Stockholders, the Secretary shall prepare a list of the Stockholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. The Company shall make the list available for examination by any Stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting will take place or at the place designated in the notice of the meeting. The Secretary shall produce and keep the list at the time and place of the meeting during the entire duration of the meeting, and any Stockholder who is present may inspect the list at the meeting. The list shall constitute presumptive proof of the identity of the Stockholders entitled to vote at the meeting and the number of shares each Stockholder holds. A determination of Stockholders entitled to vote at any meeting of Stockholders pursuant to this Section shall apply to any adjournment thereof.

    3.12  Fixing  of  Record  Date.  For the purpose of determining Stockholders
          ------------------------
entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or Stockholders entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other proper purpose, the Board or a committee of the Board may fix in advance a date as the record date for any such determination of Stockholders. However, the Board shall not fix such date, in any case, more than 60 days nor less than 10 days prior to the date of the particular action. If the Board or a committee of the Board does not fix a record date for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders, the record date shall be at the close of business on the day next preceding the day on which notice is given or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held or the date on which the Board adopts the resolution declaring a dividend.

    3.13  Voting  of  Shares.  Each  Stockholder  shall  have one vote for every
          ------------------
share of stock having voting rights registered in his name on the record date for the meeting. The Company shall not have the right to vote treasury stock of the Company, nor shall another corporation have the right to vote its stock of the Company if the Company holds, directly or indirectly, a majority of the shares entitled to vote in the election of directors of such other corporation. Persons holding stock of the Company in a fiduciary capacity shall have the right to vote such stock. Persons who have pledged their stock of the Company shall have the right to vote such stock unless in the transfer on the books of the Company the pledgor expressly empowered the pledgee to vote such stock. In that event, only the pledgee, or his proxy, may represent such stock and vote thereon. A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall determine all elections of Directors and, except when the law or Certificate of Incorporation requires otherwise, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote shall determine all other matters. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class. Upon demand by a Stockholder entitled to vote, or his proxy, the Stockholders shall vote by ballot. In that event, each ballot shall state the name of the Stockholder or proxy voting, the number of shares voted and such other information as the Company may require under the procedure established for the meeting.

    3.14  Inspectors.  At  any  meeting  in  which  the  Stockholders  vote  by
          ----------
ballot, the chairman may appoint one or more inspectors. Each inspector shall take and sign an oath to execute the duties of inspector at such meeting faithfully, with strict impartiality, and according to the best of his ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each; determine the shares represented at a meeting and the validity of proxies and ballots; count all votes and ballots; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The certification required herein shall take the form of a subscribed, written report prepared by the inspectors and delivered to the Secretary of the Company. An inspector need not be a Stockholder of the Company, and any officer of the Company may be an inspector on any question other than a vote for or against a proposal in which he has a material interest.

    3.15  Proxies.  Every  person  entitled  to  vote  for  directors, or on any
          -------
other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the Company, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the Stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the Stockholder or the Stockholder's attorney-in-fact. The provisions of Section 212(e) of the General Corporation Law of Delaware shall govern the revocability of a proxy that states on its face that it is irrevocable.

    3.16  Action  by  Consent.  Any  action  required  to be taken at any annual
          -------------------
or special meeting of Stockholders of the Company or any action which may be taken at any annual or special meeting of such Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its registered office, its principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company by delivery to its registered office, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing.

                                   ARTICLE 4.
                               BOARD OF DIRECTORS

     4.1  General  Powers.  The  Board  shall manage the property, business, and
          ---------------
affairs  of  the  Company.

     4.2  Number.  The  number  of  directors  who  shall  constitute  the Board
          ------
shall equal not less than one, and shall be determined by the Board of Directors by resolution from time to time.

     4.3  Election  of  Directors  and  Term  of Office. The Stockholders of the
          ---------------------------------------------
Company shall elect the directors at the annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies). Each director shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

     4.4  Resignations.  Any  director  of the Company may resign at any time by
          ------------
giving written notice to the Board or to the Secretary of the Company. Any resignation shall take effect upon receipt or at the time specified in the notice. Unless the notice specifies otherwise, the effectiveness of the resignation shall not depend upon its acceptance.

     4.5  Removal.  Unless  otherwise  restricted by statute, by the Certificate
          -------
of Incorporation, or by these Bylaws, any director or the entire Board of Directors may be removed only with cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     4.6  Vacancies.  A  majority of the remaining directors, although less than
          ---------
a quorum, or a sole remaining director may fill any vacancy on the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause. Any director elected to fill a vacancy shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

     4.7  Chairman  of  the  Board.  At  the  initial  and annual meeting of the
          ------------------------
Board, the directors may elect from their number a Chairman of the Board of Directors. The Chairman shall preside at all meetings of the Board and shall perform such other duties as the Board may direct. The Board also may elect a Vice Chairman and other officers of the Board, with such powers and duties as the Board may designate from time to time.

     4.8  Compensation.  The  Board  may compensate directors for their services
          ------------
and may provide for the payment of all expenses the directors incur by attending meetings of the Board or otherwise.

                                   ARTICLE 5.
                              MEETINGS OF DIRECTORS

     5.1  Regular Meetings. The  Board may hold regular meetings at such places,
          ----------------
dates, and times, as the Board shall establish by resolution. If any day fixed for a meeting falls on a legal holiday, the Board shall hold the meeting at the same place and time on the next succeeding business day. The Board need not give notice of regular meetings.

     5.2  Place of Meetings. The Board may hold any of its meetings in or out of
          -----------------
the State of Delaware, at such places as the Board may designate, at such places as the notice or waiver of notice of any such meeting may designate, or at such places as the persons calling the meeting may designate.

     5.3  Meetings by Telecommunications.  The  Board  or  any  committee of the
          ------------------------------
Board may hold meetings by means of conference telephone or similar telecommunications equipment that enable all persons participating in the meeting to hear each other. Such participation shall constitute presence in person at such meeting.

     5.4  Special Meetings.  The  Chairman  of  the  Board,  the President, or a
          ----------------
majority of the directors then in office may call a special meeting of the Board. The person or persons authorized to call special meetings of the Board may fix any place, either in or out of the State of Delaware as the place for the meeting.

     5.5  Notice  of  Special  Meetings. The person or persons calling a special
          -----------------------------
meeting of the Board shall give written notice to each director of the time, place, date and purpose of the meeting of not less than four business days if by mail and not less than 24 hours if by facsimile or in person before the date of the meeting. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, to such director. A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting. A notice or waiver of notice need not specify the purposes of the meeting or the business that the Board will transact at the meeting.

     5.6  Waiver by Presence. Except when expressly for the purpose of objecting
          ------------------
to the legality of a meeting, a director's presence at a meeting shall constitute a waiver of notice of such meeting.

     5.7  Quorum.  A  majority  of the directors then in office shall constitute
          ------
a quorum for all purposes at any meeting of the Board. In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting to another place, date or time without further notice. No proxies shall be given by directors to any person for purposes of voting or establishing a quorum at a directors meetings.

     5.8  Conduct  of  Business.  The  Board  shall  transact  business  in such
          ---------------------
order and manner as the Board may determine. Except as the law requires otherwise, the Board shall determine all matters by the vote of a majority of the directors present at a meeting at which a quorum is present. The directors shall act as a Board, and the individual directors shall have no power as such.

     5.9  Action  by  Consent.  The  Board  or a committee of the Board may take
          -------------------
any required or permitted action without a meeting if all members of the Board or committee consent thereto in writing and file such consent with the minutes of the proceedings of the Board or committee.

                                   ARTICLE 6.
                                   COMMITTEES

     6.1  Committees  of  the  Board.  The  Board  may designate, by a vote of a
          --------------------------
majority of the directors then in office, committees of the Board. The committees shall serve at the pleasure of the Board and shall possess such lawfully delegable powers and duties as the Board may confer.

     6.2  Selection  of  Committee  Members.  The Board shall elect by a vote of
          ---------------------------------
a majority of the directors then in office a director or directors to serve as the member or members of a committee. By the same vote, the Board may designate other directors as alternate members who may replace any absent or disqualified member at any meeting of a committee. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may appoint by unanimous vote another member of the Board to act at the meeting in the place of the absent or disqualified member.

     6.3  Conduct  of  Business.  Each  committee  may  determine the procedural
          ---------------------
rules for meeting and conducting its business and shall act in accordance therewith, except as the law or these Bylaws require otherwise. Each committee shall make adequate provision for notice of all meetings to members. A majority of the members of the committee shall constitute a quorum, unless the committee consists of one or two members. In that event, one member shall constitute a quorum. A majority vote of the members present shall determine all matters. A committee may take action without a meeting if all the members of the committee consent in writing and file the consent or consents with the minutes of the proceedings of the committee.

     6.4  Authority.  Any  committee,  to  the  extent the Board provides, shall
          ---------
have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the affixation of the Company's seal to all instruments which may require or permit it. However, no committee shall have any power or authority with regard to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets, recommending to the Stockholders a dissolution of the Company or a revocation of a dissolution of the Company, or amending these Bylaws. Unless a resolution of the Board expressly provides, no committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger.

     6.5  Minutes.  Each  committee  shall  keep  regular  minutes  of  its
          -------
proceedings  and  report  the  same  to  the  Board  when  required.

                                   ARTICLE 7.
                                    OFFICERS

     7.1  Officers  of  the  Company.  The officers of the Company shall consist
          --------------------------
of a President, a Secretary and such Vice Presidents, Assistant Secretaries, Assistant Treasurers, and other officers as the Board may designate and elect from time to time. The same person may hold at the same time any two or more offices, unless otherwise prohibited.

     7.2  Election  and  Term.  The  Board  shall  elect  the  officers  of  the
          -------------------
Company. Each officer shall hold office until his death, resignation, retirement, removal or disqualification, or until his successor shall have been elected and qualified.

     7.3  Compensation  of  Officers.  The  Board  shall fix the compensation of
          --------------------------
all officers of the Company. No officer shall serve the Company in any other capacity and receive compensation, unless the Board authorizes the additional compensation.

     7.4  Removal  of  Officers  and  Agents.  The  Board may remove any officer
          ----------------------------------
or agent it has elected or appointed at any time, with or without cause.

     7.5  Resignation  of  Officers  and  Agents. Any officer or agent the Board
          --------------------------------------
has elected or appointed may resign at any time by giving written notice to the Board, the Chairman of the Board, the President, or the Secretary of the Company. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified. Unless otherwise specified in the notice, the Board need not accept the resignation to make it effective.

     7.6  President.  The  President  shall  be  the  chief operating officer of
          ---------
the Company and, subject to the Board's control, shall supervise and direct all of the business and affairs of the Company. When present, he shall sign (with or without the Secretary, an Assistant Secretary, or any other officer or agent of the Company which the Board has authorized) deeds, mortgages, bonds, contracts or other instruments which the Board has authorized an officer or agent of the Company to execute. However, the President shall not sign any instrument which the law, these Bylaws, or the Board expressly require some other officer or agent of the Company to sign and execute. In general, the President shall perform all duties incident to the office of President and such other duties as the Board may prescribe from time to time.

     7.7  Vice  Presidents.  In  the  absence  of  the President or in the event
          ----------------
of his death, inability or refusal to act, the Vice Presidents in the order of their length of service as Vice Presidents, unless the Board determines otherwise, shall perform the duties of the President. When acting as the President, a Vice President shall have all the powers and restrictions of the Presidency. A Vice President shall perform such other duties as the President or the Board may assign to him from time to time.

     7.8  Secretary.  The  Secretary  shall (a) keep the minutes of the meetings
          ---------
of the Stockholders and of the Board in one or more books for that purpose, (b) give all notices which these Bylaws or the law requires, (c) serve as custodian of the records and seal of the Company, (d) affix the seal of the corporation to all documents which the Board has authorized execution on behalf of the Company under seal, (e) maintain a register of the address of each Stockholder of the Company, (f) sign, with the President, a Vice President, or any other officer or agent of the Company which the Board has authorized, certificates for shares of the Company, (g) have charge of the stock transfer books of the Company, and (h) perform all duties which the President or the Board may assign to him from time to time.

     7.9  Assistant  Secretaries.  In  the  absence  of  the Secretary or in the
          ----------------------
event of his death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretary, unless the Board determines otherwise, shall perform the duties of the Secretary. When acting as the Secretary, an Assistant Secretary shall have the powers and restrictions of the Secretary. An Assistant Secretary shall perform such other duties as the President, Secretary or Board may assign from time to time.

     7.10 Treasurer.  The  Treasurer  shall  (a)  have  responsibility  for  all
          ---------
funds and securities of the Company, (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, (c) deposit all moneys in the name of the Company in depositories which the Board selects, and
(d) perform all of the duties which the President or the Board may assign to him from time to time.

     7.11 Assistant  Treasurers.  In  the  absence  of  the  Treasurer or in the
          ---------------------
event of his death, inability or refusal to act, the Assistant Treasurers in the order of their length of service as Assistant Treasurer, unless the Board determines otherwise, shall perform the duties of the Treasurer. When acting as the Treasurer, an Assistant Treasurer shall have the powers and restrictions of the Treasurer. An Assistant Treasurer shall perform such other duties as the Treasurer, the President, or the Board may assign to him from time to time.

     7.12 Delegation  of  Authority.  Notwithstanding  any  provision  of  these
          -------------------------
Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

     7.13 Action  with  Respect  to  Securities  of  Other  Corporations. Unless
          --------------------------------------------------------------
the Board directs otherwise, the President shall have the power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which the Company holds securities. Furthermore, unless the Board directs otherwise, the President shall exercise any and all rights and powers which the Company possesses by reason of its ownership of securities in another corporation.

     7.14 Vacancies.  The  Board  may  fill  any  vacancy  in any office because
          ---------
of death, resignation, removal, disqualification or any other cause in the manner, which these Bylaws prescribe for the regular appointment to such office.

                                   ARTICLE 8.
                CONTRACTS, LOANS, DRAFTS, DEPOSITS AND ACCOUNTS

     8.1  Contracts.  The  Board  may  authorize  any officer or officers, agent
          ---------
or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Company. The Board may make such authorization general or special.

     8.2  Drafts.  The  President,  any  Vice  President,  the  Treasurer,  any
          ------
Assistant Treasurer, and such other persons as the Board shall determine shall issue all checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of or payable by the Company.

     8.3  Deposits.  The  Treasurer  shall  deposit all funds of the Company not
          --------
otherwise employed in such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select. For the purpose of deposit and collection for the account of the Company, the President or the Treasurer (or any other officer, assistant, agent or attorney of the Company whom the Board has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the Company.

     8.4  General  and  Special  Bank  Accounts.  The  Board  may  authorize the
          -------------------------------------
opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                   ARTICLE 9.
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

     9.1  Certificates  for  Shares.  Every  owner of stock of the Company shall
          -------------------------
have the right to receive a certificate or certificates, certifying to the number and class of shares of the stock of the Company which he owns. The Board shall determine the form of the certificates for the shares of stock of the Company. The Secretary, transfer agent, or registrar of the Company shall number the certificates representing shares of the stock of the Company in the order in which the Company issues them. The President or any Vice President and the Secretary or any Assistant Secretary shall sign the certificates in the name of the Company. Any or all certificates may contain facsimile signatures. In case any officer, transfer agent, or registrar who has signed a certificate, or whose facsimile signature appears on a certificate, ceases to serve as such officer, transfer agent, or registrar before the Company issues the certificate, the Company may issue the certificate with the same effect as though the person who signed such certificate, or whose facsimile signature appears on the certificate, was such officer, transfer agent, or registrar at the date of issue. The Secretary, transfer agent, or registrar of the Company shall keep a record in the stock transfer books of the Company of the names of the persons, firms or corporations owning the stock represented by the certificates, the number and class of shares represented by the certificates and the dates thereof and, in the case of cancellation, the dates of cancellation. The Secretary, transfer agent, or registrar of the Company shall cancel every certificate surrendered to the Company for exchange or transfer. Except in the case of a lost, destroyed, stolen or mutilated certificate, the Secretary, transfer agent, or registrar of the Company shall not issue a new certificate in exchange for an existing certificate until he has cancelled the existing certificate.

     9.2  Transfer  of  Shares.  A  holder  of record of shares of the Company's
         - -------------------
stock, or his attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary, transfer agent or registrar of the Company, may transfer his shares only on the stock transfer books of the Company. Such person shall furnish to the Secretary, transfer agent, or registrar of the Company proper evidence of his authority to make the transfer and shall properly endorse and surrender for cancellation his existing certificate or certificates for such shares. Whenever a holder of record of shares of the Company's stock makes a transfer of shares for collateral security, the Secretary, transfer agent, or registrar of the Company shall state such fact in the entry of transfer if the transferor and the transferee request.

     9.3  Lost  Certificates.  The  Board  may  direct  the  Secretary, transfer
          ------------------
agent, or registrar of the Company to issue a new certificate to any holder of record of shares of the Company's stock claiming that he has lost such certificate, or that someone has stolen, destroyed or mutilated such certificate, upon the receipt of an affidavit from such holder to such fact. When authorizing the issue of a new certificate, the Board, in its discretion may require as a condition precedent to the issuance that the owner of such certificate give the Company a bond of indemnity in such form and amount as the Board may direct.

     9.4  Regulations.  The  Board  may  make  such  rules  and regulations, not
          -----------
inconsistent with these Bylaws, as it deems expedient concerning the issue, transfer and registration of certificates for shares of the stock of the corporation. The Board may appoint or authorize any officer or officers to appoint one or more transfer agents, or one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

     9.5  Holder  of  Record.  The  Company  may  treat  as  absolute  owners of
          ------------------
shares the person in whose name the shares stand of record as if that person had full competency, capacity and authority to exercise all rights of ownership, despite any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation, or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate. However, the Company may treat any person furnishing proof of his appointment as a fiduciary as if he were the holder of record of the shares.

     9.6  Treasury  Shares.  Treasury  shares  of  the  Company shall consist of
          ----------------
shares which the Company has issued and thereafter acquired but not canceled. Treasury shares shall not carry voting or dividend rights.

                                  ARTICLE 10.
                                INDEMNIFICATION

      10.1 The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      10.2 The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

      10.3 To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 10.1 and 10.2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     10.4 Any indemnification under subsections 10.1 and 10.2 of this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections 10.1 and 10.2 of this Article. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

      10.5 Expenses (including attorneys' fees) incurred by an officer or director in defending in a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized by this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

      10.6 The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     10.7 The Company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under this Article.

      10.8 For purposes of this section references to "the Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

      10.9 The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      10.10 Nothing contained in this Article 10, or elsewhere in these Bylaws, shall operate to indemnify any director or officer is such indemnification is contrary to law, either as a matter of public policy, or under the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable state or Federal law.

                                  ARTICLE 11.
                                    NOTICES

      11.1  General.  Whenever  these  Bylaws require notice to any Stockholder,
            -------
director, officer or agent, such notice does not mean personal notice. A person may give effective notice under these Bylaws in every case by depositing a writing in a post office or letter box in a postpaid, sealed wrapper, or by dispatching a prepaid telegram addressed to such Stockholder, director, officer or agent at his address on the books of the Company. Unless these Bylaws expressly provide to the contrary, the time when the person sends notice shall constitute the time of the giving of notice.

      11.2  Waiver  of  Notice. Whenever the law or these Bylaws require notice,
            ------------------
the person entitled to said notice may waive such notice in writing, either before or after the time stated therein.

                                  ARTICLE 12.
                                  MISCELLANEOUS

      12.1  Facsimile Signatures. In addition to the use of facsimile signatures
            --------------------
which these Bylaws specifically authorize, the Company may use such facsimile signatures of any officer or officers, agents or agent, of the Company as the Board or a committee of the Board may authorize.

      12.2  Corporate  Seal.  The  Board  may  provide  for  a  suitable  seal
            ---------------
containing the name of the Company, of which the Secretary shall be in charge. The Treasurer, any Assistant Secretary, or any Assistant Treasurer may keep and use the seal or duplicates of the seal if and when the Board or a committee of the Board so directs.

      12.3  Fiscal  Year.  The  Board shall have the authority to fix and change
            ------------
the  fiscal  year  of  the  Company.

                                  ARTICLE 13.
                                   AMENDMENTS

     The Bylaws of the Company may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the Company may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the Stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

     The  foregoing  Amended  and Restated Bylaws have been duly adopted by this
Company's  Board  of  Directors  at  a meeting duly held on              , 2002.
                                                            -------------



                                         ---------------------------------------
                                         Larry Hinson, Secretary

Exhibit B
                         ROCKPORT HEALTHCARE GROUP, INC.
                             2002 STOCK OPTION PLAN

                                ARTICLE I - PLAN

      1.1   PURPOSE. This Plan is a plan for key employees, officers, directors,
            -------
and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

      1.2   RULE  16B-3  PLAN.  The  Company  is  subject  to  the  reporting
            -----------------
requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

      1.3   EFFECTIVE  DATE  OF  PLAN. The Plan shall be effective July 18, 2002
            -------------------------
(the "Effective Date"), provided that the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting prior to such date. No Incentive Option, Nonqualified Option, Stock Appreciation Right, or Restricted Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

                            ARTICLE II - DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

     2.1 "Affiliate" means any subsidiary corporation. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      2.2   "Award"  means  each  of  the  following  granted  under  this Plan:
Incentive Option, Nonqualified Option, Stock Appreciation Right, or Restricted Stock Award.

      2.3   "Board  of  Directors"  means the board of directors of the Company.

      2.4   "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

      2.5 "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors or the entire Board of Directors. It is intended that the Committee shall be comprised solely of at least two members who are both Non-Employee Directors and Outside Directors; provided, however, that until such time as two such Directors are available to serve in such roles, the failure to meet this requirement shall not effect the validity of any grants under this Plan.

      2.6 "Company" means Rockport Healthcare Group, Inc., a Delaware corporation.

      2.7 "Consultant" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

      2.8 "Non-Employee Director" means that term as defined in Rule 16b-3 under the 1934 Act.

      2.9 "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

      2.10 "Employee" means a person employed by the Company or any Affiliate to whom an Award is granted.

      2.11 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq; or (c) if the Stock is not listed on the Nasdaq, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

      2.12 "Incentive Option" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

      2.13 "Nonqualified Option" means an option to purchase Stock granted under this Plan other than an Incentive Option.

      2.14 "Option" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

      2.15 "Option Agreement" means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

      2.16 "Outside Director" shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

      2.17 "Plan" means the Rockport Healthcare Group, Inc. 2002 Stock Option Plan, as set out in this document and as it may be amended from time to time.

      2.18  "Plan  Year"  means  the  Company's  fiscal  year.

      2.19 "Restricted Stock" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

     2.20 "Restricted Stock Agreement" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to this Plan.

      2.21  "Restricted  Stock  Award"  means  an  Award  of  Restricted  Stock.

      2.22 "Restricted Stock Purchase Price" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

      2.23 "Stock" means the common stock of the Company, $.001 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

      2.24 "Stock Appreciation Right" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

      2.25 "10% Stockholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                            ARTICLE III - ELIGIBILITY

     The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. The Board of Directors of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

               ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

      4.1   AUTHORITY  TO  GRANT  AWARDS.  The  Committee  may  grant  to  those
            -----------------------------
Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

      4.2   DEDICATED  SHARES.  The total number of shares of Stock with respect
            -----------------
to which Awards may be granted under the Plan shall be 1,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

      4.3   NON-TRANSFERABILITY.  Awards  shall  not  be  transferable  by  the
            -------------------
Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

      4.4   REQUIREMENTS  OF  LAW.  The Company shall not be required to sell or
            ---------------------
issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

      4.5   CHANGES  IN  THE  COMPANY'S  CAPITAL  STRUCTURE.
            ------------------------------------------------

      (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

      (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan (each of the foregoing referred to as a "Corporate Transaction"):

      (i) Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate, as described above, if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate
Transaction. The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding. The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

      (ii) All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the Corporate Transaction and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

      (c) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

      (d) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

      4.6   ELECTION  UNDER  SECTION 83(B) OF THE CODE. No Eligible Person shall
            ------------------------------------------
exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Eligible Person doing so shall forfeit all Awards issued to him under this Plan.

                ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

      5.1   TYPE  OF  OPTION.  The  Committee shall specify at the time of grant
             ---------------
whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

      5.2   OPTION  PRICE.  The  price  at which Stock may be purchased under an
             ------------
Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

      5.3   DURATION OF OPTIONS AND SARS.  No Option or SAR shall be exercisable
             ---------------------------
after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five (5) years from the date the Incentive Option is granted.

      5.4   AMOUNT  EXERCISABLE  --  INCENTIVE  OPTIONS.  Each  Option  may  be
            -------------------------------------------
exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive
Options  shall  be  taken  into account in the order in which they were granted.

      5.5   EXERCISE  OF  OPTIONS.  Each  Option  shall  be  exercised  by  the
            ---------------------
delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

      (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

      (b) stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

      (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

      (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

      (e)   any  other  form  of  payment  which is acceptable to the Committee.

     As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

     Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

      5.6   STOCK  APPRECIATION  RIGHTS.  All Eligible Persons shall be eligible
            ---------------------------
to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

      5.7   STOCK  APPRECIATION  RIGHTS  IN  TANDEM  WITH  OPTIONS.  Stock
            ------------------------------------------------------
Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock
Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

      5.8   CONDITIONS  OF  STOCK  APPRECIATION  RIGHTS.  All Stock Appreciation
            -------------------------------------------
Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

      5.9   PAYMENT  OF  STOCK  APPRECIATION  RIGHTS.  The  amount of payment to
            ----------------------------------------
which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

      5.10  EXERCISE  ON  TERMINATION  OF  EMPLOYMENT.  Unless  it  is expressly
            -----------------------------------------
provided otherwise in the Option or SAR agreement, Options and SAR's granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time.

      5.11  DEATH.  If,  before the expiration of an Option or SAR, the Eligible
            -----
Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

      5.12  RETIREMENT.  Unless  it  is  expressly  provided  otherwise  in  the
            ----------
Option or SAR Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or six months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

      5.13  DISABILITY.  If,  before  the  expiration  of  an Option or SAR, the
            ----------
Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

      5.14  SUBSTITUTION  OPTIONS.  Options  may be granted under this Plan from
            ---------------------
time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

      5.15  NO  RIGHTS  AS  STOCKHOLDER.  No  Eligible  Person  shall  have  any
            ---------------------------
rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                              ARTICLE VI - AWARDS

      6.1   RESTRICTED  STOCK  AWARDS.  The  Committee may issue shares of Stock
            -------------------------
to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

      6.2   RESTRICTIONS.  Restricted  Stock  shall  be subject to the terms and
            ------------
conditions as determined by the Committee, including without limitation, any or all of the following:

      (a) a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse
(i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

      (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

      (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

      (d) unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

      6.3   STOCK  CERTIFICATE.  Shares  of Restricted Stock shall be registered
            ------------------
in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

      "The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Rockport Healthcare Group, Inc., 2002 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

      6.4   RIGHTS  AS  STOCKHOLDER.  Subject to the terms and conditions of the
            -----------------------
Plan and unless otherwise provided in the Restricted Stock Award agreement, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

      6.5   LAPSE  OF  RESTRICTIONS.  At the end of the time period during which
            -----------------------
any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

      6.6   RESTRICTION  PERIOD.  No  Restricted  Stock  Award  may  provide for
            -------------------
restrictions continuing beyond ten (10) years from the date of grant.

                          ARTICLE VII - ADMINISTRATION

     The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options, to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

     (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

     (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

     (c) determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

     (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

     (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

     (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

     (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                ARTICLE VIII - AMENDMENT OR TERMINATION OF PLAN

     The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                           ARTICLE IX - MISCELLANEOUS

      9.1   NO  ESTABLISHMENT  OF  A  TRUST FUND. No property shall be set aside
            ------------------------------------
nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

      9.2   NO  EMPLOYMENT  OBLIGATION.  The  granting  of  any  Option or Award
            --------------------------
shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

      9.3   FORFEITURE.  Notwithstanding  any  other provisions of this Plan, if
            ----------
the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

      9.4   TAX  WITHHOLDING.  The Company or any Affiliate shall be entitled to
            ----------------
deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

      9.5   WRITTEN  AGREEMENT.  Each  Option  and  Award shall be embodied in a
            ------------------
written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

      9.6   INDEMNIFICATION  OF  THE  COMMITTEE AND THE BOARD OF DIRECTORS. With
            --------------------------------------------------------------
respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

      9.7   GENDER.  If  the  context requires, words of one gender when used in
            ------
this Plan shall include the others and words used in the singular or plural shall include the other.

      9.8   HEADINGS.  Headings  of  Articles  and  Sections  are  included  for
            --------
convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

      9.9   OTHER  COMPENSATION  PLANS.  The  adoption  of  this  Plan shall not
            --------------------------
affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

      9.10  OTHER  OPTIONS  OR  AWARDS.  The  grant  of an Option or Award shall
            --------------------------
not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future
Options  or  Awards  upon  the  same  terms or conditions as previously granted.

      9.11  GOVERNING  LAW.  The  provisions  of  this  Plan shall be construed,
            --------------
administered,  and  governed  under  the  laws  of  the  State  of  Delaware.

Appendix  A

                        ROCKPORT HEALTHCARE GROUP, INC.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROCKPORT
                             HEALTHCARE GROUP, INC.
      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2002

The undersigned shareholder of Rockport Healthcare Group, Inc. (the "Company") hereby appoints Larry K. Hinson or Carl A. Chase, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all the shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 50 Briar Hollow Lane, Suite 515W, Houston, Texas 77027, on October 9, 2002 at 9:00 a.m. central time, and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, AND 5, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, AND 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE

1.  Election of Directors.  To elect the following directors       FOR ALL      WITHHELD ALL
to serve for a term ending upon the 2003 Annual Meeting of
Shareholders or until their successors are elected and qualified:  [  ]         [  ]

Nominees: (1) John K. Baldwin, (2) Harry M. Neer, (3) Larry        FOR ALL NOMINEES EXCEPT AS NOTED BELOW [  ]:
K. Hinson, and (4) Eric H. Kolstad.

                                                                   ----------------------------------------------
                                                                   [WRITE IN THE NAME (OR NUMBER IN FRONT OF
                                                                   NAME) OF ANY NOMINEE(S) FOR WHICH AUTHORITY IS
                                                                   WITHHELD]

2.  To approve the amendment to the Company's                      FOR      AGAINST       ABSTAIN
Certificate of Incorporation to increase the number of
authorized shares of common stock from 20,000,000 to               [  ]     [  ]          [  ]
50,000,000.

3.  To ratify the Amended and Restated Bylaws of Rockport          FOR      AGAINST       ABSTAIN
Healthcare Group, Inc.
                                                                   [  ]     [  ]          [  ]

4.  To approve the 2002 Stock Option Plan.                         FOR      AGAINST       ABSTAIN

                                                                   [  ]     [  ]          [  ]

5.  To ratify the appointment of Hein + Associates, LLP, as the    FOR      AGAINST       ABSTAIN
Company's independent accountants for the fiscal year ending
March 31, 2003.                                                    [  ]     [  ]          [  ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.


DATED:
       ----------------------                -----------------------------------
                                             [Signature]


                                             -----------------------------------
                                             [Signature if jointly held]


                                             -----------------------------------
                                             [Printed Name]

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.